UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DTS, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following is an email from DTS Human Resources to the employees of DTS, Inc.

27 October 2016

To: DTS Employees Worldwide

Re: What’s Next for Sound Performance?

As previously communicated, the timing for the Tessera transaction to close is approximately late this year or early first quarter of ’17. Given this timing and that our performance year is coming to a close, we are asking everyone to take the time now to document your goal progress to date in Sound Performance. This is an opportunity to reflect on the year and highlight the progress and impact you have made in 2016.

In an earlier town hall with employees, Jon Kirchner indicated that the bonus pool would be funded at 100% immediately upon close of the transaction.It is important that you take the time now to document your goal progress-to-date as managers will be reviewing goal performance as part of the bonus pool allocation process.

Given the anticipated date range for the close of the transaction, please update your goals by November 18th.

What about the performance review steps that usually occur in Q1?

As of today we don’t have a clear plan on how our performance management cycle and program will evolve with the broader, combined organization. We have yet to determine how Q1 2017 performance review steps will be actioned. Information as to any changes to the process steps will be communicated to you late December/early January.

What if I don’t have any goals entered?

Please see the attached quick guide to enter goals. Kath Gelineau or Kristin Metchis in HR can also assist you.

How do I access the Sound Performance system?

1.	Visit https://dts.csod.com/samldefault.aspx

*If you receive an error message, please try clicking the link a few times

2.	Use your DTS credentials to login

Contact DTS Sound Performance with questions.

Forward-Looking Statements

This communication contains forward-looking statements, such as the expected closing date of the Tessera transaction and the transaction’s potential effects on DTS, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause DTS’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “planned,” “expects,” “believes,” “intends,” “strategy,” “opportunity,” “anticipates” and similar words. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether DTS will be able to consummate the proposed transaction; 2) uncertainty as to the long-term value of DTS; 3) the ability and timing to satisfy or waive any closing conditions; 4) unpredictability and severity of natural disasters; 5) the outcome of any legal proceedings that may be instituted in connection with the transaction; 6) that there may be a material adverse change affecting DTS or Tessera, or the respective businesses of DTS or Tessera may suffer as a result of uncertainty surrounding the transaction; 7) retention of key executives; 8) intense competition from a number of sources; 9) future regulations and policies affecting Tessera’s and DTS’s businesses; 10) general economic and market conditions; 11) the evolving legal, regulatory and tax regimes under which we operate; 12) failure to obtain the approval of the stockholders of DTS and 13) other developments in the markets Tessera and DTS operate, as well as management’s response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents of Tessera and DTS on file with the Securities and Exchange Commission (the “SEC”). Our SEC filings are available publicly on the SEC’s website at www.sec.gov. Any forward-looking statements made or incorporated by reference in this transcript are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, DTS has filed a definitive proxy statement with the SEC, which was mailed to DTS stockholders on or about October 24, 2016. Additionally, DTS will file other relevant materials with the SEC in connection with the proposed acquisition of DTS by Tessera pursuant to the terms of an Agreement and Plan of Merger by and among Tessera, DTS and the other parties thereto. The materials to be filed by DTS with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of DTS are urged to read DTS’s proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the transaction and the parties to the transaction. DTS, Tessera and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of DTS stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DTS’s executive officers and directors in the solicitation by reading DTS’s proxy statement for its 2016 annual meeting of stockholders and the proxy statement and other relevant materials filed with the SEC in connection with the transaction when they become available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Tessera’s executive officers and directors in the solicitation by reading Tessera’s proxy statement for its 2016 annual meeting of stockholders. Information concerning the interests of DTS’s participants in the solicitation, which may, in some cases, be different than those of DTS’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available. Additional information regarding DTS directors and executive officers is also included in DTS’s proxy statement for its 2016 annual meeting of stockholders.

SOUND PERFORMANCE
Amplify Your Impact.

USER QuickGUIDE

GOAL SETTING

Human Resources

March 2016

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.

SOUND PERFORMANCE INTRODUCTION

The DTS Performance Management system, Sound Performance was developed based on your input. Sound Performance is an easy-to-use and intuitive tool which promotes:

- Clear line-of-sight to individual impact on and contribution to the business
- A self-appraisal and evaluation component
- A feedback and goal setting function suitable to a matrix and team-based / Agile environment
- Involvement of peers for feedback for performance
- Flexible distribution of goals within and across functions

At DTS, we view performance management as a continuing process to assist employees in enhancing performance and developing skills and knowledge. Our systems and processes must support these beliefs and bring true value to the business.

LOG IN TO THE SOUND PERFORMANCE PLATFORM SYSTEM

If you are logged in to the DTS network, via VPN or at the office you will be able to access the system directly via the single sign-on link:

- https://dts.csod.com/samldefault.aspx
- You will be automatically be logged in to the platform through single sign-on
- You will use your same DTS username and password credentials
- You can only log onto the Sound Performance system with company assigned hardware

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.

LISTEN

NAVIGATION TAB OVERVIEW:

dts
LISTEN
Home
Goals
Performance
Development
Connect
Reports

Within these navigation tabs, you will be able to perform the following:

HOME:

- View requested Actions such as Self-Assessments, Performance Reviews, etc.
- View Announcements
- Create a Bio / Profile for yourself sharing your professional background, location, interests, position, department, team structure, connections
- Provide feedback to others
- Request feedback from others
- For Managers, view your employee's compensation summary, development plan in progress, performance review summaries

GOALS

- Create a goal for yourself
- Create a goal for yourself, and for others (within or outside of your team)
- Align your goal to others (within or outside of your team)
- For managers, viewing and editing your team goals

PERFORMANCE

- Conduct Performance Reviews
- View past performance reviews

DEVELOPMENT

- Create development plans for yourself or for your direct reports to improve knowledge, skills and abilities

CONNECT

- Live feed
- Community boards (Coming Soon)
- Knowledge Bank – A central hub and repository for social learning

REPORTS

- Access standard reports and dashboards, and build custom reports

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.

PERFORMANCE MANAGEMENT / GOAL SETTING PROCESS

In general, these are the key activities and discussions that should be taking place throughout the year between the Employee and their Manager.

As You Begin:

- Think about what you are working on now – will you be starting new goals or continuing with goals previously set?
- Have a discussion with your manager:
  - Will you be aligning with your manager's goals?
  - Will your employees' be aligning with your goals?
  - Will you be working on a cross-functional goal and who will be the goal manager?
- Management will share the Company's Corporate Goals with their team and discuss alignment and level of involvement.
- Set goals that are **S**pecific, **M**easurable, **A**ctionable, **R**elevant, and **T**imely.
- Determine and discuss developmental opportunities.
- Determine what categories your goals will fall under:
  - **Corporate Goal:** Goals which are directly aligned with the company's strategic initiatives and developed by the Executive Committee.
  - **Functional Goal:** Goals that are not linked directly to the Corporate Goals, but are focused on continuous improvement, compliance, etc., within departments.
  - **Personal Goal:** Goals which are meant to improve and develop skills.
  - **Team Goal:** Goals in which multiple people within or outside of a department are working toward a common goal.

Throughout the Performance Year:

- Employee and manager should meet throughout the year to discuss goal progress.
- Management should coach and support their employees.
- DTS Executive Committee will provide updates on the company's strategy and direction.
- All DTS employees should update goal progress in Sound Performance throughout the year and not just prior to key due dates.

GOAL SETTING AND ALIGNMENT PROCESS:

In this space of Sound Performance, you will be able to:

- Create a goal for yourself
- Align a goal
- For managers, view and edit your team's goals

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.
dts LISTEN

WELCOME PAGE:

This is the first page you will see after you sign-on to the system.

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2
3
Search
Home
Goals
Performance
Development
Connect
Reports
SOUND PERFORMANCE
Amplify Your Impact.
Welcome to Sound Performance,
DTS' online performance management system.
Sound Performance is a performance management tool to establish goals, set expectations and evaluate performance. Throughout the year, you will be evaluated against two sets of criteria: your progress against and completion of goals and the DTS core competencies.
Core Competencies identify behaviors and skills we are expected to demonstrate as we carry out the DTS mission, vision and goals.
Please contact your local Human Resources representative if you have any problems or questions regarding Sound Performance.
Note: When making any updates or changes in Sound Performance, please save your work as frequently as possible. The system will time out after approximately 45 minutes of inactivity and any changes not saved will be lost and are not recoverable.
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QUICK LINKS
PERFORMANCE
MY PROFILE
GOALS
KNOWLEDGE BANK
HELP
5
Your Inbox
6
Actions
Due Date

	Field	What is this for?
1	My Account Info / Help / Log out	This is where you manage your photo, security questions, language, out of office, signature, change password, share permissions, and set up a mobile devise. You may also search in Help for additional information.
2	Search for Users	In this space, you can search for Users to get information, or to search your direct reports.
3	Navigation Tabs	These are the current modules for Sound Performance: Home > Goals > Performance > Development > Connect > Reports See page 4 for more details.
4	Quick Links	This sections provides quick links to the performance, profile, knowledge bank, and help
5	Your Inbox	Notifications of requests, etc.
6	Your Tasks	Requested actions such as Performance Reviews, Assessments, etc.

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.

Create Goals
Library
Goal Name *
Goal Description (optional)
Alignment
Align Goal
Goal Start Date *
Goal Due Date *
Goal Category *
Select options
Deliverable / Activity + Metric *
Add Deliverable / Activity + Metric
Attachments
Choose File
Visible to Others
Assignment *
Select to whom this goal will be assigned.
Cancel
Save as Draft
Submit
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2
3
4
5
6
7
8

	Field	What is this for?	Important Points!
1	Goal Name	This is where you will capture your goal name	
2	Goal Description	This is optional. It's a section where you can enter background information on the goal	
3	Start / Due Date	This is where you set a start and due date for your overall goal	You will be able to set multiple deliverables leading up to the completion of the goal with specific start and due dates. See #8.
4	Goal Category	Here, you will be required to identify what type of category this goal will fall under.	You may identify more than one type of Goal Category. For example, a goal that is both Corporate and a Team based goal.
5	Deliverable / Activity + Metric	This section will allow you to capture multiple deliverables and metrics leading to the completion of this goal	
6	Attachments	Here, you can add related attachments	
7	Visible to Others	By checking this section, you will allow other users to see and align with this Goal.	If you decline to make this visible to others, only your Manager and above in the hierarchy can view it.
8	Alignment	Allows you to connect a goal to that of your Manager or direct reports	

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.

GOAL SETTING:

In this section, we will review the **3 different ways** of setting a goal for yourself:

1. Create a goal for yourself
2. Create a new goal and align
3. Copy a goal from your manager

Option 1: Create a new Goal for yourself without alignment (connect a goal to another)

Click **Goals**

Click **Create**

Create Goals
Library
Enter details for the goal you are creating, or import using the SMART Wizard or the Library.
Goal Name *
Launch CEB Manager Success Workshop Series
Alignment
Edit
Launch CEB Manager Success Workshop Series
New Goal
Goal Description (optional)
Launch and administer the CEB virtual Manager Success Workshop Series to targeted mgmt team.
Goal Start Date *
1/1/2016
Goal Due Date *
12/31/2016
Goal Category *
Functional Goal
Deliverable / Activity + Metric *
Description:
Create communication strategy in support of program, including kick off message, session announcements, etc
Target: 100.00 %
Goal Start Date: 1/1/2016
Goal Due Date: 12/31/2016
Description:
Program manage invitations and delivery of course/session content
Target: 100.00 %
Goal Start Date: 1/1/2016
Goal Due Date: 12/31/2016
Description:
Conduct mid-point participant satisfaction survey; achieve >/= 3.75 rating
Target: 3.75
Goal Start Date: 1/1/2016
Goal Due Date: 12/31/2016

See previous page to review Goal Setting Screen overview

Enter goal information –then select **Submit**

Assignment *
Select to whom this goal will be assigned.
Yourself
Custom Assignment

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.

GOAL SETTING:

In this section, we will review the 3 different ways of setting a goal for yourself - continued

Option 2: Create a new goal with alignment (Allows you to connect a goal to that of your manager or direct reports)

Click **Goals**

Click **Create** then click "Align Goal"

Create Goals
Library
Enter details for the goal you are creating, or import using the SMART Wizard or the Library.
Goal Name *
Goal Name
Goal Description (optional)
Alignment
This goal is not currently aligned.
Align Goal

Select your Manager's goal you wish to align with or Search by User – once complete, click **Align**

Alignment
Select a goal to align with, or select none to create an independent goal.
Search by User
Goal Name
Owner
Goal Due Date
Implement a recruiting... read more
Noel Gallagher
12/31/2016
Implement a recruiting... read more
Carmen Manager
12/31/2016
Launch CEB Manager Success Workshop Series
Noel Gallagher
12/31/2016
Goal Description (optional):
Launch and administer the CEB virtual Manager Success Workshop Series to targeted mgmt team.
Goal Start Date: 1/1/2016
Goal Category: Functional Goal
Status: Not Started
Goal Progress:
0%
Deliverable / Activity + Metric
Description:
Create communication strategy in support of program, including kick
Target: 100.00 %
Goal Start Date: 1/1/2016
Goal Due Date: 12/31/2016
Actual: 0.00

Modify the goal information as needed – once complete, assign to yourself then click **Submit**

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.
dts LISTEN

GOAL SETTING:

In this section, we will review the different ways of setting a goal for yourself – continued.

Option 3: Copy a goal from your Manager

Click **Goals** then select "Manager's Goals" click the drop down next to the goal, then select "Copy"

My Goals 3
Manager's Goals 3
My Goals
0% Implement a recruiting strategy for technical women and minority candidates
Status: Not Started Goal Due Date: 12/31/2016
10% Launch CEB Manager Success Workshop Series
Status: In Progress Goal Due Date: 12/31/2016
0% Support company-wide reorganization to improve alignment, role clarity and faster decision making.
Status: Not Started Goal Due Date: 12/31/2016
Manager's Goals
0% Implement a recruiting strategy for technical women and minority candidates
Status: Not Started Goal Due Date: 12/31/2016 Owner: Noel Gallagher
Copy
Align
View History
0% Launch CEB Manager Success Workshop Series
Status: Not Started Goal Due Date: 12/31/2016 Owner: Noel Gallagher
0% Support company-wide reorganization to improve alignment, role clarity and faster decision making.
Status: Not Started Goal Due Date: 12/31/2016 Owner: Noel Gallagher

Note: you can edit the goal to 'make it your own': change metrics, change elements of deliverable, goal name, add deliverables, etc., then click **Submit**

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.

> **RESULT:** A goal created for yourself without any alignment, auto-copied into your goal plan

My Goals
Create
Options
My Goals
Hierarchy
Current Period
1/1/2016
12/31/2016
Search
Display Cancelled
Hide Completed
My Goals
0%
Implement a recruiting strategy for technical women and minority candidates
Status: Not Started Goal Due Date: 12/31/2016
0%
Launch CEB Manager Success Workshop Series
Status: Not Started Goal Due Date: 12/31/2016
0%
Support company-wide reorganization to improve alignment, role clarity and faster decision making.
Status: Not Started Goal Due Date: 12/31/2016

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.

GOAL SETTING: Update your goal progress

- Go to "Goals"
- Click dropdown arrow to update progress and provide comments
- Enter goal attainment in the "Actual" field

My Goals
0%
Implement a recruiting strategy for technical women and minority candidates
Status: Not Started Goal Due Date: 12/31/2016
0%
Launch CEB Manager Success Workshop Series
Status: Not Started Goal Due Date: 12/31/2016
Goal Description (optional):
Launch and administer the CEB virtual Manager Success Workshop Series to targeted mgmt team.
Goal Start Date: 1/1/2016
Goal Category: Functional Goal
Alignment:
Launch CEB Manager Success Workshop Series
Launch CEB Manager Success Workshop Series
Deliverable / Activity + Metric
Description:
Create communication strategy in support of program, including kick off message, session announcements, etc
Target: 100.00 %
Goal Start Date: 1/1/2016
Goal Due Date: 12/31/2016
Actual:
30
Description:
Program manage invitations and delivery of course/session content
Target: 100.00 %
Goal Start Date: 1/1/2016
Goal Due Date: 12/31/2016
Actual:
0.00
Show All (3)
Attachments (Limited to 3 1MB files)
Choose File
Comments
Add Comment
Close

- RESULT: A goal that has been updated % achieved and comments entered

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.

ALIGNING AND ASSIGNING GOALS

Please work with HR to align/assign goals to your team

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.

KEY POINTS ON GOAL SETTING: ALIGN AND ASSIGN

It's very important to understand two key terms in goal setting:

ALIGN: Connecting goals

ASSIGN: Delegating a goal

If you ASSIGN the goal without ALIGNING:

- It will not show up on your personal goal screen.
- The person you are ASSIGNING the goal to is 100% responsible for the goal.
- You <u>are not involved</u> in the attainment of this goal.
- As a manager, you will still be able to view progress and edit goal if necessary.

If you ALIGN and ASSIGN a goal:

- It will show up on your personal goal screen.
- You <u>will be working</u> on this goal together. You are jointly accountable for the completion of this goal.
- You will be working on a certain aspect of this goal.
- The goal you <u>align and assign to someone</u> else is <u>connected to your own goal.</u>

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.

dts LISTEN

2.2 Create a Goal and assign it to others

If you ASSIGN the goal without ALIGNING:
- It will not show up on your personal goal screen.
- The person you are ASSIGNING the goal to is 100% responsible for the goal.
- You are not involved in the attainment of this goal.
- As a manager, you will still be able to view progress and edit goal if necessary.

Click **Goals**

Click **Create**

Option 1: Align to Manager's goal: select a goal of your own or that of your Manager to align with.

Alignment
Select a goal to align with, or select none to create an independent goal.
Search by User
Goal Name
Owner
Goal Due Date
Roll out of new Performance Management System
Noel Gallagher
12/31/2016
Close
Align

Option 2: Select a goal outside of your Manager or your own goal.

Click

Click – enter name in directory to pull up their goals

Select a user
Please search for people by entering keywords using any of the following criteria: name, position, division, location, or manager's name.
James Jaffre
Full Name
Title
Manager
James Jaffrey
Carmen Manager
Cancel

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.

2.2 Create a Goal and assign it to others (continued)

➢ Select goal you would like to align with and click **Align**

Alignment
Select a goal to align with, or select none to create an independent goal.
James Jaffrey
Goal Name
Owner
Goal Due Date
Roll out a new Performance Management System
James Jaffrey
12/31/2016
Goal Description (optional):
Goal Start Date: 1/1/2016
Goal Category: Functional Goal, Personal Goal
Status: Not Started
Goal Progress:
0%
Deliverable / Activity + Metric
Description:
Hold a focus group to gather employee & manager feedback on a new performance... read more
Target:
100.00 %
Goal Start Date:
1/1/2016
Goal Due Date:
12/31/2016
Actual:
0.00
Close
Align

➢ Enter appropriate goal information or leave as is

Goal Name *
Goal Description (optional)
Alignment
Edit
Roll out of new Performance Management System
New Goal
Goal Start Date *
Goal Due Date *
Goal Category *
Select options
Deliverable / Activity + Metric *
Description:
Hold focus group
Target:
Goal Start Date:
Goal Due Date:
Add Deliverable / Activity + Metric
Attachments
Choose File
Visible to Others
Assignment *
Select to whom this goal will be assigned.
Yourself
Your team
Custom Assignment
Cancel
Save as Draft
Submit

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.

2.2 Create a Goal assign it to others (continued)

Option 1: Assign this goal to people within your team:

- Decide who you would like to delegate this goal to
- Click **Submit**

Assignment *
Select to whom this goal will be assigned.
Yourself
Your team
Custom Assignment
Name
Title
Direct and Indirect Reports
Carmen Manager
James Jaffrey
Jennifer Jones
Options
Create a separate goal for each user.
All users will share this goal and its progress.
Cancel
Save as Draft
Submit

- **Option 2:** Assign this goal to someone / people outside of your team
- Click Select > Users > Select from pop-up and type in the user name

Assignment *
Select to whom this goal will be assigned.
Yourself
Your team
Custom Assignment
Select OU Criteria
Select OU Criteria
Users
All users will share this goal and its progress.
Cancel
Save as Draft
Submit

Assignment *
Select to whom this goal will be assigned.
Yourself
Your team
Custom Assignment
Users
Brandon ada
Options
Create a separate goal for each user.
All users will share this goal and its progress.
Cancel
Save as Draft
Submit

- **RESULT:** A goal that was created and assigned to someone else.

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Information on this slide is confidential property of DTS. Any unauthorized copying is strictly prohibited. © 2013 DTS, Inc.